                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 10, 2004 with respect to the financial statements of
Nalco International SAS Subsidiaries as of and for the year ended December 31,
2001, included in the Registration Statement (Form S-4) and related Prospectus of Nalco Company dated May 14, 2004.

/s/ Ernst & Young AG

Frankfurt, Germany
May 14, 2004